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                                                                  EXHIBIT 5.1

                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of
        Equity Focus Trusts - European Monetary Union Portfolio

        We consent to the use of our report dated September 15, 1998 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                        /s/ KPMG Peat Marwick LLP
                                            KPMG Peat Marwick LLP

New York, New York
September 15, 1998